Exhibit 99.1

Sun Microsystems Reports Results for

First Quarter Fiscal Year 2007

Revenue Growth and Strong Gross Margin Affirm Sun’s Business Strategy

and Focus on Innovation

SANTA CLARA, Calif. - October 26, 2006 - Sun Microsystems, Inc. (NASDAQ: SUNW) reported results today for its fiscal first quarter, which ended October 1, 2006.

Revenues for the first quarter of fiscal 2007 were $3.189 billion, an increase of 17 percent as compared with $2.726 billion for the first quarter of fiscal 2006. Year over year revenue increase resulted from both acquisitions and increasing acceptance of the SolarisTM 10 Operating System, as well as growth in the services business. Computer Systems Products revenues increased 15 percent year over year, the third consecutive quarter of year over year revenue increase.

Net loss for the first quarter of fiscal 2007 on a GAAP basis was $56 million or a net loss of ($0.02) per share, as compared with a net loss of $123 million, or net loss of ($0.04) per share, for the first quarter of fiscal 2006.

GAAP net loss for the first quarter of fiscal 2007 included: $21 million of restructuring and related impairment of asset charges and a $7 million benefit for related tax effects, $58 million of stock-based compensation charges and $79 million of intangible asset amortization relating to recent acquisitions. The net impact of these four items was approximately ($0.04) per share.

Cash generated from operations for the first quarter was $157 million, and cash and marketable debt securities balance at the end of the quarter was $4.671 billion.

“It’s great to grow faster than the competition, maintain strong gross margins and see continued adoption of Solaris on HP, Dell and IBM computers,” said Jonathan Schwartz, CEO of Sun Microsystems. “Customers across the world are turning to Sun as the safe choice for open source innovation, for industry leading identity and security management platforms and for the most eco-responsible infrastructure to power the network.”

Sun has scheduled a conference call today to discuss its financial results for Q1 fiscal year 2007 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision — “The Network Is The ComputerTM” — guides Sun in the development of technologies that power the world’s most important markets. Sun’s philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at http://sun.com.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain charges, gains and tax effects that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and its competitors’ operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items” following the text of this press release.

Sun, Sun Microsystems, the Sun logo, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries.

Investor Contact:

Bret Schaefer

650-786-0123

bret.schaefer@sun.com

Press Contact:

Kathy Tom Engle

415-294-4368

kathy.engle@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	October 1, 2006	September 25, 2005
Net revenues:
Products	$1,959	$1,704
Services	1,230	1,022

Total net revenues	3,189	2,726
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3 and $2) (1)	1,123	966
Cost of sales-services (including stock-based compensation expense of $8 and $7) (1)	678	558

Total cost of sales	1,801	1,524

Gross margin	1,388	1,202
Operating expenses:
Research and development (including stock-based compensation expense of $18 and $17) (1)	473	439
Selling, general and administrative (including stock-based compensation expense of $29 and $24) (1)	958	828
Restructuring and related impairment of long-lived assets	21	12
Purchased in-process research and development	—	60

Total operating expenses	1,452	1,339

Operating loss	(64)	(137)

Gain on equity investments, net	—	13
Interest and other income, net	42	44

Loss before income taxes	(22)	(80)
Provision for income taxes	34	43

Net loss	$(56)	$(123)

Net loss per common share-basic and diluted	$(0.02)	$(0.04)

Shares used in the calculation of net loss per common share-basic and diluted	3,497	3,407

(1)	For the three months ended October 1, 2006 and September 25, 2005, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	October 1, 2006	June 30, 2006*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,362	$3,569
Short-term marketable debt securities	609	496
Accounts receivable, net	2,036	2,702
Inventories	584	540
Deferred and prepaid tax assets	214	209
Prepaid expenses and other current assets	747	757

Total current assets	7,552	8,273

Property, plant and equipment, net	1,583	1,812
Long-term marketable debt securities	700	783
Goodwill	2,566	2,610
Other acquisition-related intangible assets, net	848	929
Other non-current assets, net	645	675

	$13,894	$15,082

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$2	$503
Accounts payable	1,292	1,446
Accrued payroll-related liabilities	661	777
Accrued liabilities and other	1,063	1,190
Deferred revenues	1,695	1,988
Warranty reserve	244	261

Total current liabilities	4,957	6,165

Long-term debt	582	575
Long-term deferred revenues	558	506
Other non-current obligations	1,388	1,492
Total stockholders’ equity	6,409	6,344

	$13,894	$15,082

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Three Months Ended
	October 1, 2006	September 25, 2005
Cash flows from operating activities:
Net loss	$(56)	$(123)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	123	143
Amortization of other acquisition related intangible assets	81	46
Deferred taxes	(3)	—
Impairment of assets	8	—
Gain on investments, net	—	(13)
Stock-based compensation expense	58	50
Purchased in-process research and development	—	60
Changes in operating assets and liabilities:
Accounts receivable, net	672	449
Inventories	(71)	67
Prepaid and other assets	36	203
Accounts payable	(151)	(174)
Other liabilities	(540)	(484)

Net cash provided by operating activities	157	224

Cash flows from investing activities:
Purchases of marketable debt securities	(675)	(454)
Proceeds from sales of marketable debt securities	515	2,818
Proceeds from maturities of marketable debt securities	136	75
Proceeds from sales of equity investments, net	7	9
Proceeds from sale (purchases) of property, plant and equipment, net	160	(48)
Acquisition of spare parts and other assets	(34)	(20)
Payments for acquisitions, net of cash acquired	—	(3,150)

Net cash provided by (used in) investing activities	109	(770)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	27	3
Principal payments on borrowings and other obligations	(500)	—

Net cash provided by (used in) financing activities	(473)	3

Net decrease in cash and cash equivalents	(207)	(543)
Cash and cash equivalents, beginning of period	3,569	2,051

Cash and cash equivalents, end of period	$3,362	$1,508

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	October 1, 2006	September 25, 2005
Calculation of net loss excluding special items:
Net loss*, **	$(56)	$(123)
Restructuring and related impairment of long-lived assets	21	12
Purchased in-process research and development	—	60
Gain on equity investments, net	—	(13)
Related tax effects	(7)	(4)

Net loss excluding special items	$(42)	$(68)

Net loss excluding special items per common share – basic and diluted	$(0.01)	$(0.02)

Shares used in the calculation of net loss excluding special items per common share – basic and diluted	3,497	3,407

*	Net loss for the three months ended October 1, 2006 and September 25, 2005 included $58 million and $50 million of stock-based compensation expense or approximately $0.02 per share and $0.01 per share, respectively.
**	Net loss for the three months ended October 1, 2006 and September 25, 2005 included $79 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share and $0.04 per share, respectively.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS (in millions except per share amounts)	FY 2007	FY 2006					FY 2005
	Q1	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3	Q4	FY05
							(Restated)	(Restated)	(Restated)
NET REVENUES
Products	$1,959	$1,704	$2,108	$2,035	$2,524	$8,371	$1,676	$1,840	$1,683	$1,927	$7,126
Services	1,230	1,022	1,229	1,142	1,304	4,697	952	1,001	944	1,047	3,944

TOTAL	3,189	2,726	3,337	3,177	3,828	13,068	2,628	2,841	2,627	2,974	11,070
Growth vs. prior year (%)	17.0%	3.7%	17.5%	20.9%	28.7%	18.0%	3.6%	-1.6%	-0.9%	-4.4%	-1.0%
Growth vs. prior quarter (%)	-16.7%	-8.3%	22.4%	-4.8%	20.5%		-15.5%	8.1%	-7.5%	13.2%

COST OF SALES
Products	1,123	966	1,223	1,152	1,486	4,827	949	1,065	975	1,130	4,119
Cost of settlement	0	0	0	0	0	0	55	0	0	0	55

Total	1,123	966	1,223	1,152	1,486	4,827	1,004	1,065	975	1,130	4,174
Services	678	558	693	658	703	2,612	551	578	565	613	2,307

TOTAL	1,801	1,524	1,916	1,810	2,189	7,439	1,555	1,643	1,540	1,743	6,481
% of revenue	56.5%	55.9%	57.4%	57.0%	57.2%	56.9%	59.2%	57.8%	58.6%	58.6%	58.5%

GROSS MARGIN
Products	836	738	885	883	1,038	3,544	727	775	708	797	3,007
% of product revenue	42.7%	43.3%	42.0%	43.4%	41.1%	42.3%	43.4%	42.1%	42.1%	41.4%	42.2%
Cost of settlement	0	0	0	0	0	0	(55)	0	0	0	(55)
% of product revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-3.3%	0.0%	0.0%	0.0%	-0.8%

Total product margin	836	738	885	883	1,038	3,544	672	775	708	797	2,952
% of product revenue	42.7%	43.3%	42.0%	43.4%	41.1%	42.3%	40.1%	42.1%	42.1%	41.4%	41.4%

Services gross margin	552	464	536	484	601	2,085	401	423	379	434	1,637
% of service revenue	44.9%	45.4%	43.6%	42.4%	46.1%	44.4%	42.1%	42.3%	40.1%	41.5%	41.5%

Total excluding settlement	1,388	1,202	1,421	1,367	1,639	5,629	1,128	1,198	1,087	1,231	4,644
% of revenue	43.5%	44.1%	42.6%	43.0%	42.8%	43.1%	42.9%	42.2%	41.4%	41.4%	42.0%
Cost of settlement	0	0	0	0	0	0	(55)	0	0	0	(55)
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.1%	0.0%	0.0%	0.0%	-0.5%

TOTAL GROSS MARGIN	1,388	1,202	1,421	1,367	1,639	5,629	1,073	1,198	1,087	1,231	4,589
% of revenue	43.5%	44.1%	42.6%	43.0%	42.8%	43.1%	40.8%	42.2%	41.4%	41.4%	41.5%

R&D	473	439	541	523	543	2,046	416	447	450	472	1,785
% of revenue	14.8%	16.1%	16.2%	16.5%	14.2%	15.7%	15.8%	15.7%	17.1%	15.9%	16.1%
PURCHASED IN PROCESS R&D	0	60	0	0	0	60	0	0	0	0	0
% of revenue	0.0%	2.2%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%
SG&A	958	828	1,056	1,020	1,133	4,037	670	726	735	788	2,919
% of revenue	30.0%	30.4%	31.6%	32.1%	29.6%	30.9%	25.5%	25.6%	28.0%	26.5%	26.4%
RESTRUCTURING CHARGES	21	12	10	36	228	286	108	24	44	86	262
% of revenue	0.7%	0.4%	0.3%	1.1%	6.0%	2.2%	4.1%	0.8%	1.7%	2.9%	2.4%
IMPAIRMENT EXPENSE	0	0	0	0	70	70	0	0	0	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	1.8%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,452	1,339	1,607	1,579	1,974	6,499	1,194	1,197	1,229	1,346	4,966
% of revenue	45.5%	49.1%	48.2%	49.7%	51.6%	49.7%	45.4%	42.1%	46.8%	45.3%	44.9%

OPERATING INCOME (LOSS)	(64)	(137)	(186)	(212)	(335)	(870)	(121)	1	(142)	(115)	(377)
Operating margin	-2.0%	-5.0%	-5.6%	-6.7%	-8.8%	-6.7%	-4.6%	0.0%	-5.4%	-3.9%	-3.4%

Interest and other income, net	42	44	25	26	19	114	31	33	37	32	133
Gain (loss) on equity investments, net	0	13	14	4	(4)	27	(4)	9	2	(1)	6
Settlement income	0	0	0	0	54	54	0	0	54	0	54
PRETAX INCOME (LOSS)	(22)	(80)	(147)	(182)	(266)	(675)	(94)	43	(49)	(84)	(184)
Pretax income (loss) margin	-0.7%	-2.9%	-4.4%	-5.7%	-6.9%	-5.2%	-3.6%	1.5%	-1.9%	-2.8%	-1.7%

INCOME TAX PROVISION (BENEFIT)	34	43	76	35	35	189	39	39	(21)	(134)	(77)
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)*****	$(56)	$(123)	$(223)	$(217)	$(301)	$(864)	$(133)	$4	$(28)	$50	$(107)
Growth vs. prior year (%)	54.5%	7.5%	-5675.0%	-675.0%	-702.0%	-707.5%	53.8%	103.2%	96.3%	-93.6%	72.4%
Growth vs. prior quarter (%)	81.4%	- 346.0%	-81.3%	2.7%	-38.7%		-117.1%	103.0%	-800.0%	278.6%
Net income (loss) margin	-1.8%	-4.5%	-6.7%	-6.8%	-7.9%	-6.6%	-5.1%	0.1%	-1.1%	1.7%	-1.0%

EPS (Diluted) (Reported)	$(0.02)	$(0.04)	$(0.07)	$(0.06)	$(0.09)	$(0.25)	$(0.04)	$0.00	$(0.01)	$0.01	$(0.03)
Growth vs. prior year (%)	50.0%	0.0%	-100.0%	-500.0%	-1000.0%	-733.3%	55.6%	100.0%	95.7%	-95.7%	75.0%
Growth vs. prior quarter (%)	77.8%	- 500.0%	-75.0%	14.3%	-50.0%		-117.4%	100.0%	N/A	100.0%

SHARES (CSE)(Diluted)	3,497	3,407	3,424	3,443	3,475	3,437	3,343	3,400	3,376	3,410	3,368
OUTSTANDING SHARES	3,601	3,409	3,458	3,470	3,505	3,505	3,344	3,375	3,381	3,408	3,408

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

	FY 2007	FY 2006					FY 2005
(in millions)	Q1	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3	Q4	FY05
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,296	1,159	1,373	1,325	1,523	5,380	1,105	1,130	982	1,175	4,392
Growth vs. prior year (%)	11.8%	4.9%	21.5%	34.9%	29.6%	22.5%	-4.9%	-6.9%	-5.3%	-13.3%	-7.9%
Growth vs. prior quarter (%)	-14.9%	-1.4%	18.5%	-3.5%	14.9%		-18.5%	2.3%	-13.1%	19.7%
INTERNATIONAL AMERICAS ($M)	217	141	194	207	273	815	110	165	144	171	590
Growth vs. prior year (%)	53.9%	28.2%	17.6%	43.8%	59.6%	38.1%	-5.2%	8.6%	5.9%	8.2%	5.0%
Growth vs. prior quarter (%)	-20.5%	-17.5%	37.6%	6.7%	31.9%		-30.4%	50.0%	-12.7%	18.8%
EMEA ($M)	1,131	970	1,239	1,119	1,375	4,703	973	1,037	1,009	1,133	4,152
Growth vs. prior year (%)	16.6%	0.0%	19.5%	10.9%	21.4%	13.3%	18.4%	0.6%	0.7%	4.2%	5.3%
Growth vs. prior quarter (%)	-17.7%	-14.4%	27.7%	-9.7%	22.9%		-10.5%	6.6%	-2.7%	12.3%
APAC ($M)	545	456	531	526	657	2,170	440	509	492	495	1,936
Growth vs. prior year (%)	19.5%	3.6%	4.3%	6.9%	32.7%	12.1%	0.9%	3.7%	3.4%	-2.9%	1.2%
Growth vs. prior quarter (%)	-17.0%	-7.9%	16.4%	-0.9%	24.9%		-13.7%	15.7%	-3.3%	0.6%
% of Total Revenue
UNITED STATES (%)	40.6%	42.5%	41.2%	41.7%	39.8%	41.2%	42.1%	39.8%	37.4%	39.6%	39.7%
INTERNATIONAL AMERICAS (%)	6.8%	5.2%	5.8%	6.5%	7.1%	6.2%	4.2%	5.8%	5.5%	5.7%	5.3%
EMEA (%)	35.5%	35.6%	37.1%	35.2%	35.9%	36.0%	37.0%	36.5%	38.4%	38.1%	37.5%
APAC (%)	17.1%	16.7%	15.9%	16.6%	17.2%	16.6%	16.7%	17.9%	18.7%	16.6%	17.5%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,468	1,274	1,438	1,474	1,811	5,997	1,354	1,505	1,391	1,576	5,826
Growth vs. prior year (%)	15.2%	-5.9%	-4.5%	6.0%	14.9%	2.9%	5.6%	-4.0%	1.9%	-3.8%	-0.5%
Growth vs. prior quarter (%)	-18.9%	-19.2%	12.9%	2.5%	22.9%		-17.4%	11.2%	-7.6%	13.3%
DATA MANAGEMENT PRODUCTS ($M)	491	430	670	561	713	2,374	322	335	292	351	1,300
Growth vs. prior year (%)	14.2%	33.5%	100.0%	92.1%	103.1%	82.6%	-8.5%	-10.9%	-15.6%	-17.8%	-13.4%
Growth vs. prior quarter (%)	-31.1%	22.5%	55.8%	-16.3%	27.1%		-24.6%	4.0%	-12.8%	20.2%
SUPPORT SERVICES ($M)	971	835	953	904	986	3,678	745	774	734	778	3,031
Growth vs. prior year (%)	16.3%	12.1%	23.1%	23.2%	26.7%	21.3%	1.9%	3.9%	0.4%	-1.8%	1.1%
Growth vs. prior quarter (%)	-1.5%	7.3%	14.1%	-5.1%	9.1%		-5.9%	3.9%	-5.2%	6.0%
CLIENT SOLUTIONS & EDUCATIONAL SERVICES ($M)	259	187	276	238	318	1,019	207	227	210	269	913
Growth vs. prior year (%)	38.5%	-9.7%	21.6%	13.3%	18.2%	11.6%	21.1%	14.1%	0.5%	6.7%	9.9%
Growth vs. prior quarter (%)	-18.6%	-30.5%	47.6%	-13.8%	33.6%		-17.9%	9.7%	-7.5%	28.1%

NET BOOKINGS ($M)**	3,053	2,413	3,018	2,680	3,376	11,487	2,453	2,976	2,536	3,078	11,043
Growth vs. prior year (%)	26.5%	-1.6%	1.4%	5.7%	9.7%	4.0%	-3.3%	-0.1%	-3.1%	-3.2%	-2.4%
Growth vs. prior quarter (%)	-9.6%	-21.6%	25.1%	-11.2%	26.0%		-22.8%	21.3%	-14.8%	21.4%
PRODUCT BACKLOG ($M)*	1,028	718	1,021	980	1,099		659	792	701	805

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.
**	The numbers presented prior to Q1 fiscal 2007 did not contain Storage Tek information and should not be viewed as comparable.

BALANCE SHEETS (in millions)	FY 2007	FY 2006					FY 2005
	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
							(Restated)	(Restated)	(Restated)
CASH & ST INVESTMENTS	$3,971	$2,501	$2,449	$2,872	$4,065		$3,520	$3,639	$3,135	$3,396
ACCOUNTS RECEIVABLE, NET	2,036	2,087	2,289	2,301	2,702		1,730	1,840	2,020	2,231
RAW MATERIALS	119	82	95	49	68		71	64	75	48
WORK IN PROCESS	92	183	134	125	97		158	157	121	121
FINISHED GOODS	373	286	321	400	375		187	208	192	262

TOTAL INVENTORIES	584	551	550	574	540		416	429	388	431
OTHER CURRENT ASSETS	961	998	933	966	966		1,102	1,220	1,419	1,133

TOTAL CURRENT ASSETS	7,552	6,137	6,221	6,713	8,273		6,768	7,128	6,962	7,191
PP&E, NET	1,583	1,901	1,914	1,880	1,812		1,918	1,903	1,851	1,769
GOODWILL	2,566	2,466	2,472	2,487	2,610		406	406	441	441
LT MARKETABLE DEBT SECURITIES	700	2,032	1,827	1,557	783		3,913	3,825	4,222	4,128
OTHER NON-CURRENT ASSETS, NET	1,493	1,938	1,874	1,733	1,604		804	774	704	661

TOTAL ASSETS	13,894	14,474	14,308	14,370	15,082		13,809	14,036	14,180	14,190

SHORT TERM BORROWINGS	2	512	508	505	503		0	0	0	0
ACCOUNTS PAYABLE	1,292	1,091	1,214	1,315	1,446		807	963	1,071	1,167
ACCRUED LIABILITIES & OTHER	1,968	2,147	1,905	1,918	2,228		2,108	2,049	2,090	1,951
DEFERRED REVENUES	1,695	1,507	1,541	1,684	1,988		1,346	1,313	1,399	1,648

TOTAL CURRENT LIABILITIES	4,957	5,257	5,168	5,422	6,165		4,261	4,325	4,560	4,766
LT DEBT	582	603	593	585	575		1,163	1,145	1,116	1,123
LT DEFERRED REVENUES	558	549	469	472	506		524	519	519	544
OTHER NON-CURRENT OBLIGATIONS	1,388	1,410	1,585	1,504	1,492		1,504	1,482	1,429	1,083
STOCKHOLDERS’ EQUITY	6,409	6,655	6,493	6,387	6,344		6,357	6,565	6,556	6,674

TOTAL LIABILITIES & SE	$13,894	$14,474	$14,308	$14,370	$15,082		$13,809	$14,036	$14,180	$14,190

CASH FLOW (in millions)	Q1	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3	Q4	FY05
OPERATING ACTIVITIES	$157	$224	$(191)	$197	$410	$640	$124	$52	$(2)	$195	$369
INVESTING ACTIVITIES	109	(770)	(214)	217	1,346	579	157	(475)	(345)	238	(425)
FINANCING ACTIVITIES	(473)	3	90	34	172	299	(235)	99	18	84	(34)

KEY METRICS	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
INVENTORY TURNS (hist.)	13.6	13.4	13.7	10.8	15.3		15.9	14.7	15.0	14.5
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.8	8.6	8.8	6.9	9.9		10.3	9.4	9.7	9.3
DAYS SALES OUTSTANDING	57	69	62	65	64		59	58	69	68
DAYS PAYABLES OUTSTANDING	(65)	(64)	(57)	(65)	(59)		(47)	(53)	(63)	(60)
DAYS OF SUPPLY ON HAND	29	33	26	29	22		24	23	23	22
L-T DEBT/EQUITY (%)	9.1%	9.1%	9.1%	9.2%	9.1%		18.3%	17.4%	17.0%	16.8%
ROE (12 mo. avg.)(%)	-12.4%	-1.5%	-4.9%	-7.8%	-13.4%		-3.8%	-1.6%	9.6%	-1.6%
BOOK VALUE PER SHARE ($)	1.78	1.95	1.89	1.84	1.81		1.90	1.95	1.94	1.96
PRICE PER SHARE @ CLOSE	4.95	3.87	4.36	4.97	4.15		4.13	5.44	4.03	3.73
ROA (12 mo. avg.)(%)	-5.5%	-0.7%	-2.3%	-3.6%	-5.9%		-1.7%	-0.7%	4.4%	-0.8%
DEPREC. & AMORT. ($M)	204	189	265	228	224		187	191	191	198
CAPITAL INVESTMENTS, NET ($M)*	(160)	48	82	63	122		56	85	58	58
SPARES INVESTMENTS ($M)	34	20	20	13	20		12	30	26	22
NUMBER OF EMPLOYEES	36,250	38,588	38,802	38,312	38,061		32,449	31,855	31,999	31,117
REV. PER EMP. (12 mo.)($K)	373.3	289.4	300.6	314.8	343.3		347.5	352.5	350.2	355.8
GM PER EMP. (12mo.)($K)	160.4	122.3	127.3	134.6	147.9		140.9	143.2	143.2	147.5
OP EXP AS % OF REV (12mo.)	48.9%	45.8%	47.3%	48.1%	49.7%		50.0%	49.3%	46.9%	44.9%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(22.0)	(2.5)	(8.4)	(13.2)	(22.7)		(7.2)	(3.2)	19.5	(3.4)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

*	Included in Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS (in millions except per share amounts)	FY2007	FY 2006					FY 2005
	Q1	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3*	Q4***	FY05*
							(Restated)	(Restated)	(Restated)
GAAP net income (loss)****, *****	$(56)	$(123)	$(223)	$(217)	$(301)	$(864)	$(133)	$4	$(28)	$50	$(107)
Purchased in-process research and development	0	60	0	0	0	60	0	0	0	0	0
Restructuring and related impairment of long-lived assets	21	12	10	36	228	286	108	24	44	86	262
Loss (gain) on equity investments, net	0	(13)	(14)	(4)	4	(27)	4	(9)	(2)	1	(6)
Impairment expense	0	0	0	0	70	70	0	0	0	0	0
Settlement income	0	0	0	0	(54)	(54)	0	0	(54)	0	(54)
Settlement of litigation**	0	0	0	0	0	0	55	0	0	0	55
Valuation allowance on deferred tax assets	0	0	0	0	0	0	0	0	(34)	0	(34)
Related tax effects	(7)	(4)	(3)	(4)	(8)	(19)	(7)	(6)	(7)	(6)	(26)

Net income (loss) excluding special items	$(42)	$(68)	$(230)	$(189)	$(61)	$(548)	$27	$13	$(81)	$131	$90
Growth vs. prior year (%)	38.2%	-351.9%	-1869.2%	133.3%	-146.6%	-708.9%	110.3%	113.0%	68.1%	174.4%	111.4%
EPS (Diluted) excluding special items	$(0.01)	$(0.02)	$(0.07)	$(0.06)	$(0.02)	$(0.16)	$0.01	$0.00	$(0.02)	$0.04	$0.03
Growth vs. prior year (%)	50.0%	-300.0%	-100.0%	-100.0%	-150.0%	633.3%	112.5%	100.0%	75.0%	180.0%	112.5%

SHARES (CSE)(Diluted)	3,497	3,407	3,424	3,443	3,475	3,437	3,356	3,400	3,376	3,410	3,368
OUTSTANDING SHARES	3,601	3,409	3,458	3,470	3,505	3,505	3,344	3,375	3,381	3,408	3,408

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
****	Net loss for the three months ended October 1, 2006, included $58 million of stock-based compensation expense or approximately $0.02 per share. Net loss for the three months ended June 30, 2006, three months ended March 26, 2006, three months ended December 25, 2005 and three months ended September 25, 2005 included $63 million, $57 million, $55 million and $50 million of stock-based compensation expense or approximately $0.02 per share, $0.02 per share, $0.02 per share and $0.01 per share, respectively.
*****	Net loss for the three months ended October 1, 2006, included $79 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share. Net loss for the three months ended June 30, 2006, three months ended March 26, 2006, three month ended December 25, 2005 and three months ended September 25, 2005 included $86 million, $87 million, $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share, $0.03 per share, $0.04 per share and $0.04 per share, respectively.

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.